                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 13, 2000


                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                   0-13591                 23-2214195
        ------------                   -------                 ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)





               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
        ---

Item 2.  Disposition of Assets

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc. ("HAI" or the "Company") and its subsidiaries, and the notes thereto, appearing in HAI's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding HAI's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, competition, funding; need for additional capital, reliability of information systems, protection of proprietary technology, trademark infringement, uncertain acceptance of the Internet as a medium for health insurance sales, failure to meet performance standards, reliance on a small number of large clients, foreign operations, changes in insurance industry regulations, regulation of the Internet and legal uncertainties, potential conflicts of interest, and absence of dividends. Any one or a combination of these factors could have a material adverse effect on HAI's business, financial condition and results of operations. These forward-looking statements represent HAI's judgment as of the date of this report. HAI disclaims, however, any intent or obligation to update these forward-looking statements.

         On June 30, 2000, HealthAxis.com, Inc. ("HealthAxis"), a subsidiary of HealthAxis Inc., entered into an Asset Purchase Agreement to sell certain assets to Digital Insurance, Inc. ("Digital"). On September 29, 2000, HealthAxis and Digital entered into an Amendment to the Asset Purchase Agreement which amended, among other things, some of the payment terms in the original agreement. The asset sale was completed on October 13, 2000.

         Under the terms of the Asset Purchase Agreement, as amended, HealthAxis transferred or assigned certain assets, used in connection with its retail website to Digital, including:

         o The current and next generation of the retail website user interface, the presentation layer of the website that includes the graphical templates that create the look and feel of the website;
         o Certain physical assets, including: call center equipment and software, computer hardware and software, and furniture or equipment used to conduct HealthAxis' retail website business;
         o Agreements with carrier partners, the insurance companies whose products are sold on the website;
         o Agreements with affinity partners, the retail partners with similar target audiences as the website;
         o  Portal marketing agreements;
         o Additional agreements including: agreements related to the affiliate partner program, service agreements, and independent contractor agreements;
         o Goodwill associated with the transferred assets and assigned agreements;
         o All of HealthAxis' rights under manufacturers' and vendors' warranties relating to the transferred assets; and
         o  All existing in-force insurance policies.


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



         The terms of the Asset Purchase Agreement require Digital to pay HealthAxis the following consideration:

         o  $500,000 in cash;
         o  a promissory note in the amount of $500,000;
         o 11%, on a fully-diluted basis, of the outstanding shares of Digital; and
         o a portion of Digital's net commission revenues received by Digital through the acquired website user interface or an affinity partner.

         Under the Asset Purchase Agreement, as amended, Digital placed the $500,000 and the stock certificate representing HealthAxis' 11% ownership into escrow pending the satisfaction by HealthAxis of certain conditions, including the delivery of the new version 3.0 of the retail website user interface, which conditions were satisfied on October 13, 2000. The remaining $500,000 will be paid in two installments over the next 10 months provided that no installment is required to be paid prior to Digital's final acceptance of the new version 3.0 of the retail website user interface and HealthAxis' completion of certain software and integration services.

         Under the Asset Purchase Agreement, as amended, HealthAxis has the right, subject to certain restrictions, to maintain its 11% ownership interest in Digital by purchasing additional securities in future offerings by Digital, if any.

         In connection with this asset sale, HealthAxis and Digital entered into a Software License and Consulting Agreement on June 30, 2000 and an Amendment to the Software License and Consulting Agreement on September 29, 2000. The Software Licensing and Consulting Agreement, as amended, provides HealthAxis with:

         o A perpetual nonexclusive license to use and sublicense, subject to certain restrictions, the user interface sold to Digital;
         o Licensing fees over the next 30 months of $3.0 million for software owned by HealthAxis that will be used by Digital in conjunction with the user interface it purchased; and
         o Service fees over the next 12 months of a minimum of $3.0 million for services relating to customizing, maintaining and upgrading the user interface and other software.

Item 5.  Other Events

         The Consolidated Financial Statements of HealthAxis Inc. and Subsidiaries for the years ended December 31, 1999, 1998 and 1997 with the Report of Independent Auditors which were restated to reflect discontinued operations as a result of the Digial sale described above are included in
Exhibit 99.2.


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



Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of business acquired.

               Not Applicable

         (b)   Proforma Financial Information.

                    The unaudited consolidated pro-forma balance sheet at June
               30, 2000, and the unaudited condensed consolidated pro-forma statements of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 giving effect to the sale of certain assets to Digital is attached as Exhibit 99.3. The unaudited pro-forma financial information is based on the historical financial statements of the Company.

                    The unaudited pro-forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of the operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The unaudited condensed pro-forma financial information should be read in conjunction with the notes thereto and the Company's historical consolidated financial statements and notes thereto included herein and the latest quarterly report on Form 10-Q.

         (c)   Exhibits.

               The following exhibits are filed herewith:

S-K Item
Number              Description
--------            -----------
10.1                Asset Purchase Agreement dated June 30, 2000, between HealthAxis.com, Inc. and Digital
                    Insurance, Inc. (Incorporated by reference to Exhibit 10.1 of Form 8-K dated June 30, 2000, filed with the SEC on July 20, 2000).

10.2                Software License and Consulting Agreement dated June 30, 2000, between HealthAxis.com, Inc.
                    and Digital Insurance, Inc. (Incorporated by reference to Exhibit 10.2 of Form 8-K dated
                    June 30, 2000, filed with the SEC on July 20, 2000).

10.3                Amendment to Asset Purchase Agreement dated September 29, 2000 between HealthAxis.com, Inc.
                    and Digital Insurance, Inc.

10.4                Amendment to Software License and Consulting Agreement dated September 29, 2000 between
                    HealthAxis.com, Inc. and Digital Insurance, Inc.


S-K Item
Number              Description
--------            -----------
23.1                Consent of BDO Seidman, LLP

23.2                Consent of BDO Seidman, LLP

99.1                Press Release dated July 6, 2000 (Incorporated by reference to Exhibit 99.1 of Form 8-K dated
                    June 30, 2000, filed with the SEC on July 20, 2000).

99.2                HealthAxis Inc. and Subsidiaries Consolidated Financial Statements for the years ended
                    December 31, 1999, 1998 and 1997 with Report of Independent Auditors.

99.3                Proforma Financial Statements.

99.4                Press Release dated October 13, 2000.


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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HEALTHAXIS INC.


Date:  October 27, 2000                 By:/s/ Anthony Verdi
       -----------------                   -----------------------------
                                              Anthony Verdi
                                              Chief Financial Officer




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

                                  EXHIBIT INDEX
                                  -------------

S-K Item
Number              Description
--------            -----------
10.1                Asset Purchase Agreement dated June 30, 2000, between HealthAxis.com, Inc. and Digital
                    Insurance, Inc. (Incorporated by reference to Exhibit 10.1 of Form 8-K dated June 30, 2000, filed with the SEC on July 20, 2000).

10.2                Software License and Consulting Agreement dated June 30, 2000, between HealthAxis.com, Inc.
                    and Digital Insurance, Inc. (Incorporated by reference to Exhibit 10.2 of Form 8-K dated
                    June 30, 2000, filed with the SEC on July 20, 2000).

10.3                Amendment to Asset Purchase Agreement dated September 29, 2000 between HealthAxis.com, Inc.
                    and Digital Insurance, Inc.

10.4                Amendment to Software License and Consulting Agreement dated September 29, 2000 between
                    HealthAxis.com, Inc. and Digital Insurance, Inc.

23.1                Consent of BDO Seidman, LLP

23.2                Consent of BDO Seidman, LLP

99.1                Press Release dated July 6, 2000 (Incorporated by reference to Exhibit 99.1 of Form 8-K dated
                    June 30, 2000, filed with the SEC on July 20, 2000).

99.2                HealthAxis Inc. and Subsidiaries Consolidated Financial Statements for the years ended
                    December 31, 1997, 1998 and 1999 with Report of Independent Auditors.

99.3                Proforma Financial Statements.

99.4                Press Release dated October 13, 2000.

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